Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings [abstract]
Borrowings
5.24 Borrowings
Borrowings are initially recognized at fair value if determinable, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the income statement over the period of the borrowings using the effective interest method.
Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.
Borrowings of the Group at period-end include the following:

	Year ended December 31
in € thousand	2023	2022
NON-CURRENT
Debentures and other loans	132,768	87,227
CURRENT
Debentures and other loans	44,079	11,580
TOTAL BORROWINGS	176,847	98,806

The maturity of the borrowings is as follows:

	Year ended December 31
in € thousand	2023	2022
Between 1 and 3 years	62,378	57,838
Between 3 and 5 years	70,390	28,765
Over 5 years	—	624
NON-CURRENT BORROWINGS	132,768	87,227
Current borrowings	44,079	11,580
TOTAL BORROWINGS	176,847	98,806

The carrying amounts of the Group’s borrowings are denominated in the following currencies:

	Year ended December 31
in € thousand	2023	2022
Borrowings denominated in EUR	3,581	4,433
Borrowings denominated in USD	173,266	94,373
TOTAL BORROWINGS	176,847	98,806
5.24.1 Other loans
In August 2023, Valneva signed the 7th amendment of the D&O Loan Agreement originally signed in February 2020. The amendment provided the Company with immediate access to $100.0 million (€90.0 million), out of which $50.0 million (€45.0 million) was drawn at the execution date of the amendment on August 16, 2023 and the remaining $50.0 million (€45.0 million) was drawn on December 28, 2023. The interest rate on the new debt remains unchanged at 9.95%, translating into an effective interest rate for the first draw of 14.17% and for the second draw of 13.47% as of December 31, 2023. The new tranches have a three-year interest-only period and will mature on August 16, 2028. Transaction costs amounting to €11.2 million have been deducted from the loan proceeds received. As at December 31, 2023, a total of $200.0 million have been drawn under the loan agreement. The book value of the loan amounts to $186.2 million (€167.5 million).
In April 2022, Valneva signed an amendment to increase the principal amount of the $60.0 million (€54.0 million) D&O Loan Agreement. The April 2022 amendment provided Valneva immediate access to $20.0 million (€18.0 million), with an additional $20.0 million (€18.0 million) available upon potential approval of VLA2001 by the European Medicines Agency. This additional $20.0 million (€18.0 million) was drawn in September 2022. The loan interest rate on this additional debt remains unchanged at 9.95% (equivalent to 10.09% on an annual basis). The interest-only period was extended from the second quarter of 2023 to the third quarter of 2024, and the loan will now mature in the first quarter of 2027 instead of the first quarter of 2026. As at December 31, 2022, $100.0 million (€90.0 million) was drawn down and the carrying amount was $95.0 million (€89.2 million). As at December 31, 2021, $60.0 million (€54.0 million) was drawn down and the carrying amount was $56.3 million (€49.7 million). The loan is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by Valneva SE and certain of its subsidiaries. Please refer to Note 5.35 for information about changes to the D&O Loan Agreement after December 31, 2023.
Noting the COVID-19 pandemic's impact on the travel industry and following a temporary waiver of the revenue covenant for the second half of 2020, Valneva, Deerfield and OrbiMed agreed to modify this covenant for 2021 and 2022, replacing the twelve-month rolling €115.0 million minimum revenue requirement with quarterly minimum revenue requirements representing an annual total of €64.0 million in 2021 and €103.8 million in 2022. In 2023, the twelve-month rolling €115.0 million minimum revenue requirement is effective again. The parties also agreed to modify the minimum cash requirement to €50.0 million for 2021 and 2022. Following an amendment to the D&O Loan Agreement in April 2022, the minimum liquidity requirement is €35.0 million for 2023.
The Group does not expect these limitations to affect its ability to meet its cash obligations. As at December 31, 2023, the Group’s consolidated liquidity or net revenues did not fall below the covenant minimum values.
If the Group’s consolidated liquidity or net revenues were to fall below the covenant minimum values, Valneva would not be able to comply with the financial covenants in the D&O Loan Agreement, which could result in additional costs (up to additional 10 percentage points of interest over the duration of the default) and an early repayment obligation. The Group does not expect these limitations to affect its ability to meet its cash obligations.
The D&O Loan Agreement is included in the balance sheet item “Borrowings” and developed as follows:

in € thousand	2023	2022
BALANCE AS AT JANUARY 1	89,182	49,671
Proceeds of issue	91,111	38,502
Transaction costs	(11,198)	(255)
Accrued interest	12,942	7,521
Payment of interest	(11,022)	(7,685)
Exchange rate difference	(3,494)	1,429
BALANCE AS AT DECEMBER 31	167,520	89,182
Less: non-current portion	(127,119)	(79,709)
CURRENT PORTION	40,401	9,473
As at December 31, 2023, other loans also included borrowings related to financing of research and development expenses and CIR (R&D tax credit in France) of €3.6 million (December 31, 2022: €4.4 million) as well as an amount related to CEPI of €5.7 million December 31, 2022: €5.2 million), representing payments received which are expected to be paid back in the future. For detailed information see Note 5.8.1.
5.24.2 Borrowings and other loans secured
As at December 31, 2023, €171.1 million (December 31, 2022: €93.6 million) of the outstanding borrowings and other loans were guaranteed, secured or pledged. These borrowings and other loans related to financing of research and development expenses, fixed assets and CIR (R&D tax credit in France) and have various conditions (interest rates) and terms (maturities).
5.24.3 Fair value of borrowings and other loans
The fair value of the borrowings and other loans are calculated by discounting the contractual cash flows with interest rates derived from relevant bond yields and swap rates and adjusted for any further potential risk and liquidity risks related to the nature of each loan. The relevant bond yields were determined by an internal analysis based on Moody’s RiskCalc corporate rating methodology. In the year ended December 31, 2023, the resulting calculations revealed no material difference between the carrying amount and the fair value.
As at December 31, 2022, differences were identified only for guaranteed other loans, with a fair value of €3.9 million (carrying amount was €4.4 million).